===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549



                                   FORM 8-K

                                CURRENT REPORT


    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  July 21, 1997


                        SECURITY CAPITAL PACIFIC TRUST
            (Exact name of registrant as specified in its charter)


           Maryland                       1-10272              74-6056896
  (State or other jurisdiction    (Commission File Number)  (I.R.S. Employer
   of incorporation)                                        Identification No.)

 7777 Market Center Avenue,                                    79912
      El Paso, Texas                                          (Zip Code)

                   (Address of principal executive offices)





     Registrant's telephone number, including area code:  (915)  877-3900



                                Not Applicable
         (Former name or former address, if changed since last report)

===============================================================================

ITEM 5.  OTHER EVENTS

Acquisitions and Probable Acquisitions:


     The following acquisitions of multifamily communities, including one community under contract, were or will be made by Security Capital Pacific Trust
(PTR) from unrelated parties. PTR acquired, or will acquire, these communities because PTR and its REIT manager, Security Capital Pacific Incorporated, believe that multifamily community investment in certain western United States markets present excellent long term opportunities for consistent rental increases, high occupancies and value appreciation.

     PTR acquired Sierra Hills apartments on April 17, 1997 from a corporation. Sierra Hills is a 300 unit, middle income complex located in San Bernadino, California. PTR acquired this community through a tax-deferred exchange, using disposition proceeds of approximately $18.7 million. At the date of purchase, the community's occupancy rate was 98.0%.

     PTR acquired Los Padres apartments on April 23, 1997 from a general partnership. Los Padres is a 245 unit, middle income complex located in Santa Clara, California. PTR acquired this community through a tax-deferred exchange, using disposition proceeds of approximately $30.5 million. At date of purchase, the community's occupancy rate was 96.3%.

     PTR acquired La Jolla Point apartments on April 24, 1997 from a partnership. La Jolla Point is a 328 unit, middle income complex located in La Jolla (San Diego County), California. PTR acquired this community for approximately $30.6 million through a tax-deferred exchange, using disposition proceeds of approximately $9.0 million and assumed a mortgage note payable in the amount of $21.6 million. At date of purchase, the community's occupancy rate was 95.7%.

     PTR acquired Cambrian apartments on June 3, 1997 from an agency of the State of California. Cambrian is a 422 unit, middle income complex located in Seattle, Washington. PTR acquired this community through a tax-deferred exchange, using disposition proceeds of approximately $41.1 million. At date of purchase, the community's occupancy rate was 97.2%.

     PTR acquired Pelican Point apartments on June 26, 1997 from a limited partnership. Pelican Point is a 400 unit moderate income complex located in Ventura, California. PTR acquired this community for approximately $29.0 million through a tax-deferred exchange, using disposition proceeds of approximately $13.0 million and assumed a mortgage note payable in the amount of $16.0 million. At the date of purchase, the community's occupancy rate was 97.8%.

     PTR acquired Le Club apartments on June 30, 1997 from a limited partnership. Le Club is a 370 unit moderate income complex located in Sacramento, California. PTR acquired this community for approximately $33.0 million through a tax-deferred exchange, using disposition proceeds of approximately $11.3 million and assumed a mortgage note payable in the amount of $21.7 million. At the date of purchase, the community's occupancy rate was 94.5%.

     PTR has entered into a contract with a limited partnership to purchase Carrington Place apartments, scheduled to close in July 1997. PTR's earnest money has become non-refundable and acquisition of this community is likely. However, there can be no assurance that the community will be acquired. Carrington Place is a 142 unit moderate income complex located in Salt Lake City, Utah and on May 19, 1997 was 98.3% occupied. PTR anticipates acquiring this community for approximately $7.2 million through a tax-deferred exchange, using disposition proceeds of approximately $3.6 million and assuming a mortgage note payable in the amount of approximately $3.6 million.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBIT

     (a)  Financial Statements:

     Combined Statements of Revenues and Certain Expenses for Certain Multifamily Communities with Independent Auditors' Report thereon.

     (b) Pro Forma Financial Information:

     Pro Forma Balance Sheet as of March 31, 1997 (unaudited)

     Pro Forma Statement of Earnings for the year ended December 31, 1996 (unaudited)

     Pro Forma Statement of Earnings for the three months ended March 31, 1997 (unaudited)

     Notes to Pro Forma Financial Statements

     (c)  Exhibit:

     Exhibit 23.1 - Independent Auditors' Consent

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      Security Capital Pacific Trust

Date: July 21, 1997
                                      By:  /s/ Bryan Flanagan
                                           ----------------------
                                               Bryan Flanagan
                                            Senior Vice President and
                                           Principal Financial Officer


                                      By:  /s/ Ash Atwood
                                           -----------------------
                                                  Ash Atwood
                                                Vice President and
                                           Principal Accounting Officer

                         Independent Auditors' Report
                         ----------------------------


The Board of Trustees and Shareholders
Security Capital Pacific Trust:

     We have audited the accompanying Combined Statement of Revenues and Certain Expenses for Certain Multifamily Communities (the Combined Statement) described in note 1 for the year ended December 31, 1996. This Combined Statement is the responsibility of management. Our responsibility is to express an opinion on the Combined Statement based on our audit.

     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Combined Statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Combined Statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Combined Statement. We believe that our audit provides a reasonable basis for our opinion.

     The accompanying Combined Statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by Security Capital Pacific Trust as described in note 2. The presentation is not intended to be a complete presentation of the Communities' revenues and expenses.

     In our opinion, the Combined Statement referred to above presents fairly, in all material respects, the combined revenues and certain expenses described in note 2 for certain Multifamily Communities for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                                  KPMG PEAT MARWICK LLP



Chicago, Illinois
July 3, 1997

                         SECURITY CAPITAL PACIFIC TRUST

              Combined Statement of Revenues and Certain Expenses
                  for Certain Multifamily Communities (note 1)

                  Year ended December 31, 1996 and the Period
           from January 1, 1997 through the earlier of March 31, 1997 or Date of Acquisition

                                 (in thousands)




                                                              Period from
                                                            January 1, 1997
                                                              through the
                                                               earlier of
                                                                March 31,
                                                            1997 or Date of
                                                               Acquisition
                                                   1996        (unaudited)
                                                   ----     ---------------
Revenues:
  Rental revenues                                 $22,968         5,600
  Other real estate income                            798           183
                                                  -------         -----

                                                   23,766         5,783
                                                  -------         -----

Certain expenses:
  Salaries and benefits                             1,540           384
  Utilities                                         1,343           330
  Repairs and maintenance                           1,609           422
  Management fees (note 4)                            755           209
  Real estate taxes                                 1,821           371
  Advertising and promotion                           295            72
  Insurance (note 4)                                  340            84
  Interest expense on debt assumed (note 5)         5,368         1,207
  Other                                               762           163
                                                  -------         -----

                                                   13,833         3,242
                                                  -------         -----

       Revenues in excess of certain expenses     $ 9,933         2,541
                                                  =======         =====

The accompanying notes are an integral part of the combined statement of revenues and certain expenses for certain multifamily communities.

                         SECURITY CAPITAL PACIFIC TRUST

          Notes to Combined Statement of Revenues and Certain Expenses
                      for Certain Multifamily Communities

                  Year ended December 31, 1996 and the Period from
             January 1, 1997 through the earlier of March 31, 1997
                             or Date of Acquisition
                                (in thousands)


(1)  Operating Properties

     The Combined Statement of Revenues and Certain Expenses for Certain
       Multifamily Communities (the Combined Statement) for the year ended December 31, 1996 and the period from January 1, 1997 through the earlier of March 31, 1997 or date of acquisition, relates to the operations of the following communities which have been or are expected to be acquired by Security Capital Pacific Trust (PTR) from unaffiliated parties:

       Multifamily                                Acquisition
       Community                  Location           Date         Purchase Price
       ---------            --------------------  -----------     --------------

       Marina Lakes West    Oakland, CA             2-19-97          $ 20,900
       River Meadows        Huntington Beach, CA    3-20-97            13,925
       Folsom Ranch         Sacramento, CA          3-31-97            23,150
       Sierra Hills         San Bernadino, CA       4-17-97            18,700
       Los Padres           Santa Clara, CA         4-23-97            30,500
       La Jolla Point       La Jolla, CA            4-24-97            30,600
       Pelican Point        Ventura, CA             6-26-97            29,000
       Le Club              Sacramento, CA          6-30-97            33,000
       Carrington Place     Salt Lake City, UT  under contract          7,200
                                                                     --------

                                                                     $206,975
                                                                     ========

(2)  Basis of Presentation

     The accompanying Combined Statement has been prepared on the accrual basis of accounting. The Combined Statement has been prepared for the purpose of complying with the rules and regulation of the Securities and Exchange Commission and for inclusion in Form 8-K to be filed by PTR. The Combined Statement is not intended to be a complete presentation of combined revenues and expenses of the communities above for the year ended December 31, 1996 and the period from January 1, 1997 through the earlier of March 31, 1997 or date of acquisition.

                                                                     (Continued)

                        SECURITY CAPITAL PACIFIC TRUST

         Notes to Combined Statement of Revenues and Certain Expenses
                      for Certain Multifamily Communities

(2)  Basis of Presentation, Continued

     The Combined Statement excludes certain amounts which would not be comparable to the proposed future operations of the communities as follows:

       (a) depreciation of the building and improvements;

       (b) interest expense related to debt not assumed;

       (c) interest income;

       (d) income taxes; and

       (e) other income and expense items unique to the prior owners.

(3)  Summary of Significant Accounting Policies

     Revenue Recognition

     Rental income from leasing activities consist of lease payments earned from tenants under lease agreements.

     Capitalization Policy

     Ordinary repairs and maintenance are expensed as incurred; major replacements and betterments are capitalized.

     Advertising and Promotion

     The cost of advertising and promotion is expensed as incurred.

     Use of Estimates

     The preparation of the Combined Statement in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the Combined Statement and accompanying notes. Actual results could differ from those estimates.

     Unaudited Interim Combined Statement

     The Combined Statement for the period from January 1, 1997 through the earlier of March 31, 1997 or date of acquisition is unaudited. In the opinion of management, all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the Combined Statement for the interim period have been included. The results of operations for the interim period are not necessarily indicative of the results to be expected for the full year for the communities.

                                                                     (Continued)

                         SECURITY CAPITAL PACIFIC TRUST

          Notes to Combined Statement of Revenues and Certain Expenses
                      for Certain Multifamily Communities




(4)  Related Party Transactions

     Approximately $99 and $18 (unaudited) was accrued and paid in management fees to affiliates of prior owners in 1996 and 1997, respectively.

     Approximately $44 and $11 (unaudited) was paid in insurance expense to prior owners in 1996 and 1997, respectively.

(5)  Debt Assumption

     PTR assumed outstanding debt of approximately $21.6 million in connection with the acquisition of La Jolla Point. The debt consists of a tax-exempt variable rate mortgage note (4.35% nominal rate at April 24, 1997) which requires quarterly principal and interest payments of $484 through August 1, 2014 when all remaining principal and interest will be due and payable.

     PTR assumed outstanding debt of approximately $21.7 million in connection with the acquisition of Le Club. The debt consists of a tax-exempt variable rate bond (4.05% nominal rate at June 30, 1997) which requires quarterly principal and interest payments through November 1, 2015 when all remaining principal and interest will be due and payable.

     PTR assumed outstanding debt of approximately $16.0 million in connection with the acquisition of Pelican Point. The debt consists of a 7.0% nominal fixed rate tax-exempt mortgage note which requires monthly principal and interest payments of $114 until December 1, 1997 when all remaining principal and interest will be due and payable.

     PTR anticipates assuming outstanding debt of approximately $3.6 million in connection with the acquisition of Carrington Place. The debt consists of a 7.83% fixed rate tax-exempt mortgage note which requires monthly principal and interest payments of $28 until April 1, 2019 when all remaining principal and interest will be due and payable.

                        SECURITY CAPITAL PACIFIC TRUST

                        PRO FORMA FINANCIAL STATEMENTS

                                  (Unaudited)

     The following unaudited pro forma financial statements for Security Capital Pacific Trust (PTR) reflect the acquisition or expected acquisition by PTR of the communities disclosed in this Form 8-K, Item 5 and those reported in Forms 8-K, Item 5 dated August 1, 1996, October 14, 1996, and February 20, 1997 (the "Previously Reported Acquisitions"). The pro forma financial statements have been prepared based upon certain pro forma adjustments to the historical financial statements of PTR.

     The accompanying unaudited pro forma balance sheet as of March 31, 1997 has been prepared as if the operating communities acquired, or under contract to be acquired, subsequent to March 31, 1997 had been acquired as of the balance sheet date.

     The accompanying unaudited pro forma statements of earnings for the year ended December 31, 1996 and for the three months ended March 31, 1997 have been prepared as if (i) the operating community acquisitions, including one operating community under contract, reported in this Form 8-K, Item 5 and (ii) the Previously Reported Acquisitions had occurred as of January 1, 1996.

     The acquisitions, including one community under contract, reported in this Form 8-K, Item 5 were structured as tax-deferred exchanges and therefore the effects of the community dispositions which funded (or are expected to fund) these acquisitions have also been reflected in the accompanying unaudited pro forma balance sheet as of March 31, 1997 and the unaudited pro forma statements of earnings as if the dispositions had occurred as of January 1, 1996.

     The unaudited pro forma financial statements do not purport to be indicative of the results which would actually have been obtained had the transactions described above been completed on the dates indicated or which may be obtained in the future. The unaudited pro forma financial statements should be read in conjunction with the combined statement of revenues and certain expenses for certain multifamily communities included herein and the financial statements of PTR.

                        SECURITY CAPITAL PACIFIC TRUST
                            PRO FORMA BALANCE SHEET
                                March 31, 1997
                       (In thousands, except share data)
                                  (Unaudited)

                                                                        Pro Forma
                                                        Historical      Adjustments      Pro Forma
                                                        ----------      -----------      ---------
               ASSETS
               ------
Real estate                                           $  2,233,866    $    190,125 (a) $ 2,335,325
                                                                           (88,666)(b)
Less accumulated depreciation                              100,041          (7,111)(b)      92,930
                                                      ------------    ------------     -----------
                                                         2,133,825         108,570       2,242,395
Homestead Notes                                            191,829                         191,829
Other mortgage notes receivable                             13,537          -               13,537
                                                      ------------    ------------     -----------
 Net investments                                         2,339,191         108,570       2,447,761
Cash and cash equivalents                                    7,941          -                7,941
Accounts receivable and accrued interest                     8,487          -                8,487
Restricted cash in tax-deferred exchange escrow             59,000        (127,275)(a)      21,793
                                                                            90,068 (b)
Other assets                                                27,358          -               27,358
                                                      -------------   ------------     -----------
 Total assets                                         $  2,441,977    $     71,363     $ 2,513,340
                                                      ============    ============     ===========

               LIABILITIES AND SHAREHOLDERS' EQUITY
               ------------------------------------
Liabilities:
 Credit facilities                                    $    193,865    $     -          $   193,865
 Long-term debt                                            630,000          -              630,000
 Mortgages payable                                         230,578          62,850 (a)     287,964
                                                                            (5,464)(b)
 Accounts payable                                           25,368          -               25,368
 Accrued expenses and other liabilities                     55,207          -               55,207
                                                      ------------    ------------     -----------
  Total liabilities                                      1,135,018          57,386       1,192,404
                                                      ------------    ------------     -----------

Shareholders' Equity:
 Series A Preferred Shares (6,080,019 convertible shares;
   stated liquidation preference of $25 per share)         152,000          -              152,000
 Series B Preferred Shares (4,200,000 shares issued;
   stated liquidation preference of $25 per share)         105,000                         105,000
 Common shares (76,075,971 shares issued)                   76,076          -               76,076
 Additional paid-in capital                                928,330          -              928,330
 Unrealized holding gain on Homestead Notes                 73,886                          73,886
 Distributions in excess of net earnings                   (28,333)         13,977 (b)     (14,356)
                                                      ------------    ------------     -----------
   Total shareholders' equity                            1,306,959          13,977       1,320,936
                                                      ------------    ------------     -----------
   Total liabilities and shareholders' equity         $  2,441,977    $     71,363     $ 2,513,340
                                                      ============    ============     ===========

           See accompanying notes to pro forma financial statements.

                         SECURITY CAPITAL PACIFIC TRUST
                        PRO FORMA STATEMENT OF EARNINGS
                     (In thousands, except per share data)
                                  (Unaudited)
[CAPTION]

                                                                          Year ended December 31, 1996
                                             --------------------------------------------------------------------------------------
                                                                   Historical
                                             -------------------------------------------------------

                                                               Acquisitions
                                                         ------------------------
                                                         Previously       Current                       Pro Forma            PTR
  Revenues:                                       PTR    Reported (c)    Report (d)  Dispositions (e)  Adjustments        Pro Forma
                                             ----------  ----------    -----------   ---------------   -----------      ------------
     Rental revenues                         $  322,046  $   49,495    $    21,252   $      (27,328)        -           $    365,465
     Interest income on Homestead Notes           2,035       -              -               -              -                  2,035
     Other interest income                        2,165       -              -               -              -                  2,165
                                             ----------  ----------    -----------    --------------   --------------   ------------
                                                326,246      49,495         21,252          (27,328)        -                369,665
                                             ----------  ----------    -----------    --------------   --------------   ------------
  Expenses:
     Rental expenses                            116,512      17,642          6,663          (10,610)        -                130,207
     Property management fees paid
        to affiliates                            11,610       2,020            689             (997)          (510)(f)        12,812
     Depreciation                                44,887       -              -               (3,419)        11,551 (g)        53,019
     Interest expense                            35,288       8,650          3,524           (1,653)        17,529 (h)        63,338
     REIT management fee paid to affiliate       22,191       -              -               -                  76 (i)        22,267
     General and administrative                   1,077       -              -               -              -                  1,077
     Other                                          592       -              -               -              -                    592
                                             ----------  ----------    -----------    --------------   --------------   ------------
         Total expenses                         232,157      28,312         10,876          (16,679)        28,646           283,312
                                             ----------  ----------    -----------    --------------   --------------   ------------
  Earnings from operations                       94,089  $   21,183         10,376          (10,649)       (28,646)           86,353
  Less Preferred Share dividends                 24,167       -              -               -              -                 24,167
                                             ----------  ----------    -----------    --------------   --------------   ------------
  Earnings from operations attributable to
     Common Shares                           $   69,922  $   21,183    $    10,376    $      (10,649)  $   (28,646)     $     62,186
                                             ==========  ==========    ===========    ==============   ==============   ============
  Weighted-average Common Shares outstanding     73,057                                                                       73,057
                                             ----------                                                                 ------------
  Per Common Shares amounts:
  Earnings from operations attributable to
     Common Shares per Common Share          $     0.96                                                                 $       0.85
                                             ----------                                                                 ------------

           See accompanying notes to pro forma financial statements.


                        PRO FORMA STATEMENT OF EARNINGS
                     (In thousands, except per share data)
                                  (Unaudited)

                                                                         Three months ended March 31, 1997
                                                   -------------------------------------------------------------------------------
                                                                     Historical
                                                   ----------------------------------------------------

                                                                    Acquisitions
                                                               ----------------------
                                                               Previously      Current                       Pro Forma        PTR
  Revenues:                                         PTR        Reported (c)   Report(d)   Dispositions(e)   Adjustments    Pro Forma
                                                   -------     ------------   ---------   ---------------   -----------    ---------
    Rental revenues                                $79,950     $ 2,150        $ 5,480     $   (6,850)       $-               $80,730
    Interest income on Homestead Notes               3,174      -              -           -                 -                 3,174
    Other interest income                              370      -              -           -                 -                   370
                                                   -------     -------        -------     ----------        --------         -------
                                                    83,494       2,150          5,480         (6,850)        -                84,274
                                                   -------     -------        -------     ----------        --------         -------
  Expenses:
    Rental expenses                                 27,625         739          1,668         (2,626)        -                27,406
    Property management fees:
      Paid to affiliate                              2,690          75            205           (252)             (43)(f)      2,675
      Paid to third parties                            260                                                                       260
    Depreciation                                    12,049      -              -                (715)           1,304 (g)     12,638
    Interest expense                                13,961         471            911           (213)            (252)(h)     14,878
    REIT management fee paid to affiliate            4,617      -              -           -                       15 (i)      4,632
    General and administrative                         272      -              -           -                 -                   272
    Other                                            1,744      -              -           -                 -                 1,744
                                                   -------     -------        -------     ----------        ---------        -------
                                                    63,218       1,285          2,784         (3,806)           1,024         64,505
                                                   -------     -------        -------     ----------        ---------        -------
  Earnings from operations                          20,276         865          2,696         (3,044)          (1,024)        19,769
  Less Preferred Share dividends                     5,035      -              -           -                 -                 5,035
                                                   -------     -------        -------     ----------        ---------        -------
  Earnings from operations attributable to Common
   Shares                                          $15,241     $   865        $ 2,696     $   (3,044)       $  (1,024)       $14,734
                                                   -------     =======        =======     ==========        =========        -------

  Weighted average Common Shares outstanding        75,872                                                                    75,872
                                                   =======                                                                   =======
  Per Common Shares amounts:
  Earnings from operations attributable to Common
    Shares per Common Share                        $  0.20                                                                   $  0.19
                                                   =======                                                                   =======


           See accompanying notes to pro forma financial statements.




(a) Represents PTR's multifamily community acquisitions and one multifamily community under contract to be acquired subsequent to March 31, 1997, as follows:

                                 Acquisition       Acquisition
      Community                     Date               Cost
      ---------                  -----------       -----------
     Sierra Hills                   04/17/97         $ 18,700
     Los Padres                     04/23/97           30,500
     La Jolla Point                 04/24/97           30,600
     Cambrian                       06/03/97           41,125
     Pelican Point                  06/26/97           29,000
     Le Club                        06/30/97           33,000
     Carrington Place         under contract            7,200
                                                     --------
         Total                                       $190,125
                                                     ========

     PTR assumed, or anticipates assuming approximately $62,850 in mortgage notes payable upon the purchase of La Jolla Point, Le Club, Pelican Point and Carrington Place apartments. The $127,275 balance was or is expected to be financed using proceeds from community dispositions held in a tax-deferred exchange escrow account.

(b) The following table summarizes the pro forma balance sheet adjustments relating to the post March 31, 1997 dispositions. The disposition proceeds were or are expected to be used in part to fund community acquisitions described in (a) above:


     Net sales proceeds...............................................  $95,532
     Net book value ($88,666 Cost - $7,111 Accumulated Depreciation)..   81,555
                                                                        -------
     Gain.............................................................  $13,977
                                                                        =======
     Mortgage note prepaid upon disposition of one community..........   $5,464
     Restricted cash in tax-deferred exchange escrow..................  $90,068
      ($95,532 Net sales proceeds - $5,464 prepayment of mortgage note)



(c) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on the Previously Reported Acquisitions from the beginning of the period to the earlier of the respective dates of acquisition or the end of the respective period indicated. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the communities previously reported (as defined below) to the pro forma statements of earnings:

                                            For The Period January 1, 1996 To The Earlier Of The
                                                 Date Of Acquisition Or December 31, 1996
                                            ----------------------------------------------------
                                                                       Property
                                              Rental      Rental      Management     Interest
                                              Income      Expense        Fees        Expense
                                             --------    --------     ----------     --------
Group A Communities (i)...............        $40,567     $14,256        $1,699       $6,806
Group B Communities (ii)..............          7,007       2,430           246        1,844
Group C Communities (iii).............          1,921         956            75            -
                                              -------     -------        ------       ------
  Total...............................        $49,495     $17,642        $2,020       $8,650
                                              =======     =======        ======       ======

                                            For The Period January 1, 1997 To The Earlier Of
                                               The Date Of Acquisition Or March 31, 1997
                                            ------------------------------------------------
                                                                       Property
                                               Rental     Rental      Management    Interest
                                               Income     Expense        Fees       Expense
                                              --------   --------     ----------    --------
Group A Communities (i).................      $   742      $  246        $   27       $  175
Group B Communities (ii)................        1,408         493            48          296
Group C Communities (iii)...............            -           -             -            -
                                              -------      ------        ------       ------
  Total.................................      $ 2,150      $  739        $   75       $  471
                                              =======      ======        ======       ======

     (i) Group A Communities consist of the following communities which were previously reported and for which an audited combined statement of revenues and certain expenses was previously provided:

                       Community                           Location                 Date Acquired
            -------------------------------    ---------------------------------    -------------
            Ocean Crest                        San Diego, California                   03/29/96
            Timberline                         Portland, Oregon                        04/17/96
            Club Pacifica                      San Diego, California                   04/23/96
            The Crossing                       Corona, California                      05/21/96
            Mission Springs                    Ontario, California                     05/31/96
            Newpointe                          Orange County, California               07/10/96
            Brighton                           Portland, Oregon                        08/16/96
            Woodsong Village                   San Bernardino County, California       08/28/96
            El Dorado                          San Diego, California                   08/30/96
            Ashton Place (formerly Oakwood)    San Jose, California                    09/16/96
            Redwood                            San Francisco, California               09/20/96
            Telegraph Hill                     Albuquerque, New Mexico                 10/10/96
            Summertree                         Salt Lake City, Utah                    10/29/96
            Villa Marseilles                   Aliso Viejo, California                 11/12/96
            Palisades                          La Jolla, California                    11/27/96
            Fox Creek                          Layton, Utah                            12/17/96
            Clubhouse                          Seattle, Washington                     12/19/96
            Harborside                         San Francisco, California               12/31/96
            Newport Crossing                   Seattle, Washington                     01/10/97
            Reflections                        San Francisco, California               01/27/97
            Marina Lakes East                  Oakland, California                     02/19/97


     (ii) Group B Communities consist of the following communities (three communities were previously reported but unaudited) for which an audited combined statements of revenues and certain expenses for the year ended December 31, 1996 is presented in this Form 8-K:

            Community                                  Location                    Date Acquired
            ------------------------    ---------------------------------------    --------------
            Previously Reported:
            Marina Lakes West           Oakland, California                           02/19/97
            River Meadows               Huntington Beach, California                  03/20/97
            Folsom Ranch                Sacramento, California                        03/31/97

            Not Previously Reported:
            Sierra Hills                San Bernadino, California                     04/17/97
            Los Padres                  Santa Clara, California                       04/23/97
            La Jolla Point              La Jolla (San Diego County), California       04/24/97
            Pelican Point               Ventura, California                           06/26/97
            Le Club                     Sacramento, California                        06/30/97
            Carrington Place            Salt Lake City, Utah                       under contract

     (iii) Group C Communities consist of the following unaudited communities that were previously reported by PTR:

                Community                            Location                       Date Acquired
            -----------------               --------------------------              -------------
            Westcourt Village               San Bernardino, California                 03/27/96
            Quail Ridge                     San Francisco, California                  06/13/96

(d) Reflects historical revenues and certain expenses, including mortgage interest if applicable, on communities reported in this Form 8-K Item 5, for the year ended December 31, 1996 or for the period from January 1, 1997 to the earlier of the respective dates of acquisition or March 31, 1997. Historical revenues and certain expenses exclude amounts which would not be comparable to the proposed future operations of the communities such as certain interest expense, interest income, income taxes and depreciation. The following table reconciles the historical financial information for the Group B Communities to the pro forma statements of earnings:

                                                              For The Period January 1, 1996 To The Earlier Of The
                                                              ----------------------------------------------------
                                                                    Date Of Acquisition Or December 31, 1996
                                                                    ----------------------------------------
                                                                                           Property
                                                                 Rental       Rental      Management   Interest
                                                                 Income       Expense        Fees       Expense
                                                                 ------       -------     ----------   --------
Total Group B Communities.....................................   $23,766      $ 7,710       $ 755      $ 5,368
Less:
    Group B Communities, previously reported..................    (7,007)      (2,430)       (246)      (1,844)
                                                                  ------       ------       -----       ------
Group B Communities, not previously reported..................    16,759        5,280         509        3,524
Group D Community (iv)........................................     4,493        1,383         180          -
                                                                  ------       ------       -----      -------
Total communities, not previously reported....................   $21,252      $ 6,663       $ 689      $ 3,524
                                                                  ======       ======       =====      =======

                                                              For The Period January 1, 1997 To The Earlier Of The
                                                                 Date Of Acquisition Or March 31, 1997 Property
                                                                 ----------------------------------------------
                                                                                           Property
                                                                 Rental       Rental      Management   Interest
                                                                 Income       Expense        Fees       Expense
                                                                 ------       -------     ----------   --------
Total Group B Communities.....................................   $ 5,783      $ 1,826       $ 209      $ 1,207
Less:
    Group B Communities, previously reported..................    (1,408)        (493)        (48)        (296)
                                                                  ------       ------       -----       ------
Group B Communities, not previously reported..................     4,375        1,333         161          911
Group D Community (iv)........................................     1,105          335          44            -
                                                                  ------       ------       -----       ------
Total communities, not previously reported....................   $ 5,480      $ 1,668       $ 205      $   911
                                                                  ======       ======       =====      =======

(iv) Group D Community consists of the following unaudited community, which has not been previously reported:

        Community                Location                Date Acquired
      ------------       -----------------------       ----------------
        Cambrian           Seattle, Washington              6/03/97


(e) The acquisitions reflected in (a) above were structured as tax-deferred exchanges relating to the disposition of multifamily communities. This column reflects the elimination of the historical revenues and expenses for the period indicated related to the multifamily community dispositions which funded (or are expected to fund) these acquisitions.

(f) Reflects the difference between historical property management fee expense and the fee that would have been charged by PTR's property manager, SCG Realty Services Incorporated.

(g) Reflects pro forma depreciation expense adjustment from the beginning of the period to the earlier of the respective dates of acquisition or the end of the respective period indicated, based on the depreciable basis of PTR's acquisition cost, assuming asset lives ranging from 10 to 40 years. The pro forma depreciation expense adjustment amounts by community are as follows:

                                                                        Twelve     Three
    Community                                      Acquisition          Months     Months
    ---------                                  -------------------       Ended     Ended
                                                Date        Costs      12/31/96   3/31/97
                                                ----        -----      --------   -------
Previously Reported:
Westcourt Village.......................       03/27/96     12,762        61           -
Ocean Crest.............................       03/29/96     15,600        77           -
Timberline..............................       04/17/96      7,043        40           -
Club Pacifica...........................       04/23/96     14,300        88           -
The Crossing............................       05/21/96     14,850       116           -
Mission Springs.........................       05/31/96     38,500       321           -
Quail Ridge.............................       06/13/96     17,550       159           -
Newpointe...............................       07/10/96      9,400        99           -
Brighton................................       08/16/96     11,150       140           -
Woodsong Village........................       08/28/96     12,300       162           -
El Dorado...............................       08/30/96     29,350       391           -
Ashton Place (formerly Oakwood).........       09/16/96     64,800       923           -
Redwood ................................       09/20/96     37,000       535           -
Telegraph Hill..........................       10/10/96      8,100       126           -
Summertree..............................       10/29/96     10,000       166           -
Villa Marseilles........................       11/12/96     13,125       239           -
Palisades...............................       11/27/96     31,600       575           -
Fox Creek...............................       12/17/96      7,900       153           -
Clubhouse...............................       12/19/96      8,030       156           -
Harborside..............................       12/31/96     21,385       427           -
Newport Crossing........................       01/10/97     11,290       226           6
Reflections.............................       01/27/97     52,100     1,042          77
Marina Lakes East.......................       02/19/97     18,600       371          51
Marina Lakes West.......................       02/19/97     20,900       419          57
River Meadows...........................       03/20/97     13,925       278          60
Folsom Ranch............................       03/31/97     23,150       462         114
                                                                     -------      ------
  Total Previously Reported.............                               7,752         365
                                                                     -------      ------
Not Previously Reported:
Sierra Hills............................       04/17/97     18,700   $   373      $   92
Los Padres..............................       04/23/97     30,500       609         150
La Jolla Point..........................       04/24/97     30,600       611         151
Cambrian................................       06/03/97     41,125       822         203
Pelican Point...........................       06/26/97     29,000       583         144
Le Club.................................       06/30/97     33,000       659         163
Carrington Place........................   under contract    7,200       142          36
                                                                     -------      ------
  Total Not Previously Reported.........                               3,799         939
                                                                     -------      ------
      Grand Total.......................                             $11,551      $1,304
                                                                     =======      ======

(h) Represents the pro forma interest expense adjustments related to utilization of line of credit borrowings that would have been required if the community acquisitions had occurred at January 1, 1996, net of the proforma reduction in line of credit borrowings associated with excess proceeds from dispositions:


                                                                  Twelve     Three
                                                                  Months     Months
                                                                  Ended       Ended
                                                                 12/31/96    3/31/97
                                                                 --------    -------
          Pro forma line of credit borrowings required for
             operating communities acquired or under
             contract to be acquired, subsequent to the
             end of the respective period.....................$ 116,365     $     -
          Weighted average line of credit borrowings
             required for acquisitions made prior to
             the end of the respective period (net of
             mortgages assumed................................  170,046      14,231
          Less:  Pro forma reduction in line of credit
             borrowings associated with weighted average
             excess disposition proceeds......................  (29,110)    (29,110)
                                                              ---------    --------
          Net pro forma line of credit borrowings.............  257,301     (14,879)
          Current interest rate...............................   6.8125%     6.7826%
          Proration factor....................................      1.0         .25
                                                              ---------    --------
          Pro forma interest expense adjustment...............$  17,529    $   (252)
                                                              =========    ========

(i) Reflects adjustments to PTR's REIT management fee expense related to (i) the pro forma increase in cash flow resulting from acquisitions and dispositions of multifamily communities discussed in (c), (d) and (e) and
     (ii) adjustments discussed in (f) and (h):

                                                                      Twelve     Three
                                                                      Months     Months
                                                                       Ended     Ended
                                                                     12/31/96    3/31/97
                                                                     --------    -------
          Historical earnings from operations from acquisitions
           and dispositions:
          Previously reported........................................$ 21,183   $   865
           Not Previously reported...................................  10,376     2,696
           Dispositions, excluding depreciation expense.............. (14,068)   (3,759)
           Pro Forma adjustments:
           Property management fees paid to affiliates...............     510        43
           Interest expense.......................................... (17,529)      252
                                                                     --------   -------
                                                                          472        97
           REIT management fee percentage............................      16%       16%
                                                                     --------   -------
           Pro Forma REIT management fee expense adjustment..........$     76   $    15
                                                                     ========   =======